                                                                      EXHIBIT 10
                               SUBLEASE AGREEMENT

         THIS SUBLEASE, made as of the 20th day of August, 2004, between
AMERICAN PARA PROFESSIONAL SYSTEMS, INC. (hereinafter called "Sublessor"), having an office at One Jericho Plaza, Jericho, New York 11753, and AMERICAN
CLAIMS EVALUATION, INC. (hereinafter called "Subtenant"), having an office at
One Jericho Plaza, Jericho, New York 11753.

         WITNESSETH, that the parties hereto agree as follows:

                                    ARTICLE 1

                                    Premises.

         1.01. For the purposes of this Sublease, unless the context otherwise requires:

               (a) The term "Underlying Lease" shall mean the lease dated as of
August 20, 1993 between Chasco Company LLC, as landlord ("Landlord"), and
Sublessor, as tenant, as amended by agreements including the Agreement dated as of August 20, 2004 (the "Latest Amendment"), covering a portion of the third
(3rd) floor (Wing B) as more particularly described in the Underlying Lease (the
"Premises") in the building (the "Building") known as One Jericho Plaza, New
York.

               (b) The term "Subleased Premises" shall mean that portion of the
Premises approximately set forth on Exhibit "A", annexed hereto and made a part hereof.

                                    ARTICLE 2

                                      Term.

         2.01. Sublessor hereby leases to Subtenant and Subtenant hereby hires from Sublessor the Subleased Premises, for a term commencing on the Effective
Date (as defined in the Underlying Lease) (hereinafter called the "Commencement
Date") and ending on the day immediately preceding the expiration date of the
Extended Term (as defined in the Underlying Lease), or such later date to which the term of the Underlying Lease may be extended or such earlier date upon which said term may expire or be terminated pursuant to any of the conditions or covenants of this Sublease or pursuant to law (such date hereinafter referred to as the "Expiration Date").

                                    ARTICLE 3

                              Underlying Premises.

         3.01. The parties agree that this Sublease and Subtenant's tenancy hereunder shall be and remain subject and subordinate to the Underlying Lease, and to all matters and documents to which the Underlying Lease is, or shall become, subject. Photocopies of the Underlying Lease have been delivered to and reviewed by Subtenant.

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                                   ARTICLE 4

                             Incorporation of Terms.

         4.01. The terms, covenants, conditions and provisions contained in the
Underlying Lease are incorporated herein by reference, and shall, as between
Sublessor and Subtenant constitute the terms, covenants, conditions and provisions of this Sublease, except to the extent that they are inapplicable to, inconsistent with, or modified by the provisions of this instrument. The parties agree to observe and perform the terms, covenants, conditions and provisions on their respective parts to be observed and performed hereunder, including but not limited to those terms, covenants, conditions and provisions of the Underlying
Lease which are incorporated herein. It is hereby agreed that (a) references in the Underlying Lease to the "Office Space" or "Demised Premises" or "Substitute
Office Space" shall be deemed to refer to the "Subleased Premises" hereunder,
(b) references in the Underlying Lease to "Landlord" shall be deemed to refer to
"Sublessor" hereunder, (c) references in the Underlying Lease to "Tenant" shall be deemed to refer to "Subtenant" hereunder, (d) references in the Underlying
Lease to "this Lease" shall be deemed to refer to "this Sublease", (e)
references in the Underlying Lease to the "term of this Lease" or words of similar import shall be deemed to mean the "term of this Sublease", and (f)
references in the Underlying Lease to "Basis Rent" and "Additional Rent" shall be deemed to refer to the "fixed rent" and "Additional Rent", respectively, hereunder. Any terms used in this Sublease and not otherwise defined herein shall have the meanings ascribed to such terms in the Underlying Lease.

                                    ARTICLE 5

                                      Rent.

         5.01. Subtenant shall pay to Sublessor, without notice or demand and without any abatement, deduction or set off whatsoever, in lawful money of the
United States of America, fixed annual rent (hereafter sometimes called "fixed rent") in the following amounts:

     ---------------------------------------------------------------------
     Period                                              Annual Basic Rent
     ---------------------------------------------------------------------
     Effective Date through November 30, 2005               $36,000.00
     ---------------------------------------------------------------------
     December 1, 2005 through November 30, 2006             $37,080.60
     ---------------------------------------------------------------------
     December 1, 2006 through November 30, 2007             $38,192.40
     ---------------------------------------------------------------------
     December 1, 2007 through November 30, 2008             $39,338.17
     ---------------------------------------------------------------------
     December 1, 2008 through November 30, 2009             $40,518.32
     ---------------------------------------------------------------------
     December 1, 2009 through November 30, 2010             $41,733.87
     ---------------------------------------------------------------------
     December 1, 2010 through Expiration Date               $42,985.88
     ---------------------------------------------------------------------

         5.02. If by reason of any of the provisions of this Sublease, the term hereof shall commence with respect to all or any of the Sublease Premises on a day other than the first day of a month, fixed rent for such month shall be prorated on a per diem basis.

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         5.03. Subtenant shall also pay to Sublessor "Additional Rent"
consisting of all such other sums of money as shall become due from and payable by Subtenant to Sublessor under this Sublease.

                                    ARTICLE 6

                        Termination of Underlying Lease.

         6.01. If for any reason the term of the Sublease is terminated prior to the Expiration Date, this Sublease shall thereupon be terminated.

                                    ARTICLE 7

            Underlying Lease Modifications, Deletions and Insertions.

         7.01. For purposes of incorporation of the Underlying Lease into this
Sublease:

               A. Article 8 of the Latest Amendment shall not apply to this
Sublease.

               B. Addresses for notice to Sublessor and Subtenant shall be the addresses therefor first hereinabove stated.

               C. The number eleven thousand two hundred twenty-four (11,224)
shall be deleted from Article 2(d) of the Latest Amendment, and the number one thousand five hundred (1,500) shall be inserted in lieu thereof.

               D. The number seven (7) shall be deleted from Article 14 of the
Latest Amendment, and the number three (3) shall be inserted in lieu thereof.

               E. References in the Underlying Lease to the Storage Space shall not apply to the Subleased Premises.

               F. For purposes of incorporating the Underling Lease into this
Sublease, the term "Tenant's Proportionate Share" shall be deemed to mean
".54%".

               G. Any obligation under the Underlying Lease for the performance by Landlord of any alterations, construction, maintenance or repairs or the providing of any services to the Premises shall in no event be or become an obligation of Sublessor and Subtenant shall look solely to Landlord for the performance thereof.

                                    ARTICLE 8

                                 Miscellaneous.

         8.01 If any provisions of this Sublease shall be at variance with the provisions of the Underlying Lease, the provisions of this Sublease shall prevail. This Sublease shall not be changed orally but only by an agreement in writing signed by the party against whom the enforcement of such change is sought.

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         8.02 This Sublease shall be governed in all respects by the laws of the
State of New York.

         8.03 The marginal notes in this instrument are used for convenience in finding the subject matters, and are not to be taken as part of this instrument;
or to be used in determining the intent of the parties, or otherwise interpreting this instrument.

         8.04 This Agreement shall apply to and bind the respective heirs, distributees, executors, administrators, successors and assigns of the parties hereto but this Section shall not be construed as a consent to any assignment or subletting by the Subtenant.

         IN WITNESS WHEREOF, this Sublease has been duly executed on the day and year first hereinabove written.

                                        AMERICAN PARA PROFESSIONAL
                                             SYSTEMS, INC., Sublessor

                                        By: /s/ Gary Gelman
                                            Name:  Gary Gelman
                                            Title: Chairman

                                        AMERICAN CLAIMS EVALUATION, INC.,
                                             Subtenant

                                        By: /s/ Gary Gelman
                                            Name:  Gary Gelman
                                            Title: Chief Executive Officer

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